Exhibit 99.1


                            SHARE EXCHANGE AGREEMENT


         THIS SHARE EXCHANGE AGREEMENT ("Agreement") is dated as of July 9th, 2007, by and among MAXIMUM AWARDS, INC., a Nevada corporation (the "Company"), and the Shareholders of PLAYS ON THE NET PLC, a United Kingdom corporation ("Acquisition"), ANNE'S WOLRD Ltd. a Canadian Limited company and CURTAIN RISING Inc. a Canadian incorporated company.

                              W I T N E S S E T H:

         WHEREAS, the Shareholders own 100% of the issued and outstanding capital stock of Acquisition (the "Equity Interests");

         WHEREAS, Acquisition operates 3 websites (i) has developed an online store and theatre information site, with more than 500,000 books for sale and audio book titles available for download from BBC Audio, Time Warner, Harper Collins and Random House, Naxos and Little Brown, and (ii) provides information, tickets, productions search, reviews and news relating to theatre in an online magazine format; (iii) is licensed to operate a secure online diary, social networking environment and chat room for young people, with a focus on education and creative writing;

         WHEREAS, the Company desires to acquire from the Shareholders, and the Shareholders desires to sell to the Company, all of the Equity Interests in exchange (the "Exchange") for the issuance by the Company of 12,000,000 shares (the "Company Shares") of the Company's restricted common stock, par value $0.001 per share (the "Company Common Stock") making Acquisition a wholly-owned subsidiary of the Company, on the terms and conditions set forth below;

         NOW, THEREFORE, in consideration of the promises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

                                   ARTICLE I
                                    EXCHANGE

         1.1 Exchange. Subject to the terms and conditions of this Agreement on the Closing Date (as hereinafter defined):

            (a) The Company shall issue and deliver the Company Shares to the Shareholders allocated in the amounts designated on Schedule 1.1.

            (b) The Shareholders shall transfer to the Company the Equity Interests in Acquisition.

         1.2 Time and Place of Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Arnstein & Lehr LLP, 200 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301 on such date as the parties shall mutually agree (the "Closing Date") or at such other place as the parties agree.

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to Acquisition and the Shareholders that as of the Closing of this Agreement:

         2.1 Due Organization and Qualification; Due Authorization

            (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its respective business in the places and in the manner as presently conducted or proposed to be conducted. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company taken as a whole.

            (b) The Company has all requisite  corporate  power and authority to
execute  and  deliver  this  Agreement,   and  to  consummate  the  transactions
contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

         2.2 Capitalization. The authorized equity capitalization of the Company consists of 100,000,000 shares of the Company Common Stock and 100,000,000 shares of Preferred Stock. As of the date hereof, 2,452,198 shares of the Company Common Stock are issued and outstanding, all of which shares are validly issued, fully paid and non-assessable. Except as disclosed in Schedule 2.2, there are no options, warrants, conversion privileges or other rights, agreements, arrangements or commitments obligating the Company to issue or sell any shares of capital stock of the Company or securities or obligations of any kind convertible into or exchangeable for any shares of capital stock of the Company or of any other corporation, nor are there any stock appreciation, phantom stock or similar rights outstanding based upon the book value or any other attribute of the Company. No holders of outstanding shares of the Company Common Stock are entitled to any preemptive or other similar rights.

         2.3 No Conflicts or Defaults. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Articles of Incorporation or Bylaws of the Company or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company is bound, or any judgment, order or decree, or any law, rule or regulation to which the Company is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest ("Liens") upon any of the assets of the Company, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company's assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or


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

obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

         2.4 SEC Reports and Financial Statements. The Company has filed all required forms, reports and documents with the Securities and Exchange commission ("SEC") from December 31, 2005 through the period ended March 31, 2007, each of which has compiled in all material respects with applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), and Securities Exchange Act of 1933 (as amended) (the "Exchange Act"), each as in effect on the date such forms, reports and documents were filed (the "Company SEC Reports"). None of such Company SEC Reports, including, without limitation, any financial statements or schedules incorporated by reference therein, contain, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein are necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements of the Company included in the Company SEC Reports fairly present, in conformity with generally accepted accounting principals applied on a consistent basis (except as may be indicated in the notes thereto), the financial position of the company as of the dates thereof and its results of operations and changes in financial position for the periods then ended.

         2.5 Employees and Independent Contractors.

            (a) Schedule  2.5(a)  contains a complete  list of the name,  title,
base  salary  and  bonuses  paid  for  each  current   employee  or  independent
contractor.

            (b) There exists no pending or to the knowledge of the Company, threatened lawsuit, administrative proceeding or investigation between the Company and any current or former employee or independent contractor of the Company, including any claim for wrongful termination, breach of express or implied contract of employment or for violation of equal employment opportunity laws. There exist no allegations of hostile work environment, sexual discrimination or racial discrimination.

         2.6 Litigation. (i) The Company has not received notice of any pending or, to the Company's knowledge, threatened action and, there is no action pending, or to the Company's knowledge, threatened, in each case, by or against the Company before any governmental authority, and (ii) there is no order outstanding against the Company.

         2.7 Consents, Notices and Approvals.

            (a) No consent, approval, waiver, authorization of or notice or filing with, any governmental authority is required to be made or obtained by the Company in connection with the execution, delivery and performance by the Company of this Agreement and the other agreements and instruments to be executed and delivered by the Company hereunder or in connection herewith.

            (b) Except as set forth on Schedule 2.7(b), neither the execution and delivery of this Agreement will (i) require the consent of or notice to, any party to any material contract of the Company, or (ii) violate, or conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or give rise to a right of termination, cancellation, modification or acceleration of the performance required by or a loss of a benefit under, any material contract of the Company.

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

         2.8 Absence of Undisclosed Liabilities. Except as set fort on Schedule 2.8, the Company has not incurred any contractual liability or incurred any other liability, whether accrued, contingent, absolute, determined, indeterminable or otherwise, which was not (i) reflected or reserved against in the Company Financial Statements or (ii) incurred in the ordinary course of business consistent with past practice since December 31, 2006, in each case, in an amount less than $10,000.

         2.9 Compliance with Laws; Permits.

            (a) The Company has not violated in any respect any order, writ, injunction or decree of any governmental authority and the Company has complied and is presently in compliance in all material respects with all applicable laws that are material to the conduct of the Company's business or ownership of its properties or assets.

            (b) The Company and its employees have all licenses, franchises, permits and authorizations of any governmental authority for the lawful conduct of the business of the Company as presently conducted, except for such permits or authorizations, the failure to possess would result in a material adverse effect on the Company, and such permits are in full force and effect. Schedule 2.9(b) sets forth a true, complete and accurate list of all of the material permits. Neither the Company nor any of its employees has received any notice of revocation of or default under, any permits.

         2.10 Tax Matters. The Company has (x) timely filed (or there has been filed on its behalf) all tax returns required to be filed by it (taking into account valid extensions) and all tax returns are true and correct, (y) paid (or there has been paid on its behalf) in full all taxes required to be paid by it, and (z) established (or there has been established on its behalf) in the Company Financial Statements reserves that are adequate for the payment of any taxes not yet due and payable.

         2.11 No Material Adverse Change.

            (a) Except as set forth on Schedule 2.11(a), since the date of the Company Financial Statements, the business of the Company has been conducted in the ordinary course of business.

            (b) Except as set forth on Schedule 2.11(b), since the date of the Company Financial Statements, there has not occurred any event, change or development that has had or could reasonably be expected to have, individually or in the aggregate, a material adverse effect.

         2.12 Brokers and Finders. There are no broker, finder or investment broker fees or commissions owed or to be owed by the Company in connection with the transactions contemplated by this Agreement.

         2.13 No Violation. The execution and delivery by the Company of this Agreement and the other agreements and instruments to be executed by the Company hereunder and the consummation of this Agreement do not and will not (i)
conflict with or result in any breach of any provision of the respective articles of incorporation or by-laws of the Company; (ii) violate, or conflict with, or result in a breach of any provisions of or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or give rise to a right of termination, cancellation, modification or acceleration of the performance required by, any material note, bond, mortgage, indenture, deed of trust, lease, license, permit, franchise, agreement, commitment, contract or other instrument or obligation by which the Company is bound; (iii) constitute a material violation of any law, order, judgment or decree to which the Company is bound; or (iv) result in the creation of any material Lien, other than the case of clauses (ii), (iii), (iv) and (v) any such violations, defaults, rights, losses or Liens that, individually, or in the aggregate, could not be reasonably expected to have a Material Adverse Effect on the Company.

         2.14 Information None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in connection with this Agreement will at the date filed with the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                  ARTICLE III
         REPRESENTATIONS AND WARRANTIES OF ACQUISITION AND Shareholders

         Acquisition and Shareholders represent and warrant to the Company that as of the Closing of this Agreement:

         3.1 Corporate Organization; Authority.

            (a) Acquisition is a corporation, duly organized or created, validly existing and in good standing under the laws of the United Kingdom and has all requisite corporate power and authority to (i) own, lease, operate or otherwise hold its properties and assets and to carry on its business as now being conducted and (ii) execute, deliver and perform its obligations under this Agreement and the other agreements and instruments to be executed and delivered by it hereunder or in connection herewith and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the other agreements and instruments to be executed and delivered by Acquisition and/or Shareholders hereunder or in connection herewith, have been duly authorized by all necessary corporate and other actions of Acquisition and Shareholders pursuant to and in accordance with the laws governing Acquisition and Shareholders.

            (b) Acquisition is duly qualified or licensed and in good standing as a foreign corporation, authorized to do business under the laws of each jurisdiction where the character of the properties owned, leased or used by it or the nature of its activities makes such qualification or licensing necessary, except where the failure to be so qualified or licensed, would not have a material adverse effect on Acquisition.

            (c) True, correct and complete copies of the Articles of Incorporation of Acquisition (the "Acquisition Charter") and bylaws of Acquisition (the "Acquisition Bylaws"), each as currently in effect, have been delivered to Buyer. Acquisition is not in violation of any term of the Acquisition Charter or the Acquisition Bylaws.

            (d) This Agreement and the other agreements and instruments to be executed and delivered by Acquisition and/or Shareholders hereunder or in connection herewith have been or will be duly executed and delivered by Acquisition and/or Shareholders, and constitute valid and binding obligations of Acquisition and/or Shareholders, enforceable against them in accordance with their respective terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other similar Laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

         3.2 Capitalization.

            (a) The Acquisition has a total authorized capitalization consisting of 5,000,000 shares of Plays On The Net Plc, 100 shares of Anne's World Ltd. And 100 shares of Curtain Rising Inc. of which all issued and outstanding shares are held by the Shareholders. All of the Acquisition's issued and outstanding shares have been duly authorized and validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or subscription rights, and are not subject to any preemptive or subscription rights. All of the shares have been issued in compliance with all applicable federal and state securities laws or pursuant to valid exemptions therefrom. Acquisition has no subsidiaries and owns no capital stock or other equity or beneficial interests in any entity. There are no options, warrants or other rights, arrangements, agreements, or other commitments of any kind whatsoever obligating Acquisition to grant, issue or sell any shares of capital stock or equity or beneficial interest of Acquisition. There is no obligation, contingent or otherwise, of Acquisition to provide funds to, or make any investment in (in the form of a loan, capital contribution or otherwise), or provide any guarantee with respect to the obligations of Acquisition or any other Person.

         3.3 Financial Statements. The acquisition has delivered to the Company the audited balance sheet of the Company as of December 31, 2006 and the related statements of income, shareholders equity and cash flows of the Acquisition from inception through year ended December 31, 2006, and the independent auditors report thereon (the "Acquisition Audit"). In addition, the Acquisition has delivered to the Company the reviewed Balance Sheet of the Company as of March 31, 2007, and the related statements of income, shareholders equity and cash flows of the Acquisition for the three months ended March 31, 2007 (the "Interim Balance Sheet"). The Acquisition Audit and the Interim Balance Sheet are collectively referred to herein as the "Acquisition Financial Statements". The Acquisition represents that the Interim Balance Sheet has been reviewed by the Acquisition's independent certified public accountants. The Acquisition financial statements have been and will be prepared in accordance with applicable GAAP throughout the periods involved, subject, in the case of Interim Balance Sheet, to normal reoccurring year end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse) and the absence of notes (that if presented, would not differ materially from those included in the Interim Balance Sheet), applied on a consistent basis, and fairly reflect and will reflect in all material respects the financial condition of the Acquisition as at the dates thereof and the results of operations of the Acquisition for the periods then ended, are true and complete and consistent with the books and records of Acquisition. Acquisition has no debt, liability or obligation of any kind, whether accrued, absolute, contingent or otherwise, except:

            (a)  those   reflected  on  the  balance  sheet   contained  in  the
Acquisition Audit or Interim Balance Sheet, including the notes thereto, and

            (b) liabilities incurred in the ordinary course of business since March 31, 2007, none of which will have had a material adverse effect on the financial condition of Acquisition.

         3.4 Employees and Independent Contractors.

            (a) Schedule  3.4(a)  contains a complete  list of the name,  title,
base  salary  and  bonuses  paid  for  each  current   employee  or  independent
contractor.

            (b) There exists no pending or to the knowledge of Acquisition or Shareholders, threatened lawsuit, administrative proceeding or investigation between Acquisition and any current or former employee or independent contractor of Acquisition, including any claim for wrongful termination, breach of express or implied contract of employment or for violation of equal employment opportunity laws. There exist no allegations of hostile work environment, sexual discrimination or racial discrimination.

         3.5 Assets. Schedule 3.5 sets forth a true, correct and complete list of all tangible assets, properties and rights owned, leased or licensed by Acquisition having an individual current fair market value in excess of $25,000. All of the improvements, machinery and equipment currently used in connection with the business of Acquisition are in good and working condition and sufficient repair to permit the continual operation and conduct of the business of Acquisition as presently conducted, ordinary wear and tear excepted. Except as set forth on Schedule 3.5 Acquisition has good and valid title to all assets, properties and rights owned by Acquisition, free and clear of all liens.

         3.6 Litigation. (i) Acquisition has not received notice of any pending or, to Acquisition's or Shareholder's knowledge, threatened action and, there is no action pending, or to Acquisition's or Shareholders knowledge, threatened, in each case, by or against Acquisition before any governmental authority, and (ii) there is no order outstanding against Acquisition.

         3.7 Consents, Notices and Approvals.

            (a) No consent, approval, Permit, waiver, authorization of or notice or filing with, any governmental authority is required to be made or obtained by Acquisition in connection with the execution, delivery and performance by Acquisition of this Agreement and the other agreements and instruments to be executed and delivered by Acquisition hereunder or in connection herewith.

            (b) Except as set forth on Schedule 3.7(b), neither the execution and delivery of this Agreement nor the consummation of the contemplated transactions herewith will (i) require the consent of or notice to, any party to any Material Contract (as defined below), or (ii) violate, or conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or give rise to a right of termination, cancellation, modification or acceleration of the performance required by or a loss of a benefit under, any Material Contract.

         3.8 Contracts. Set forth on Schedule 3.8 is a true, correct and complete list of the Contracts, to which Acquisition is a party or by which it or its properties are bound, or pursuant to which it obtains benefits or incurs obligations in the conduct of its businesses (the "Material Contracts").

         3.9 Absence of Undisclosed Liabilities. Except as set fort on Schedule 3.9, Acquisition has not incurred any contractual liability or incurred any other liability, whether accrued, contingent, absolute, determined, indeterminable or otherwise, which was not (i) reflected or reserved against in the Acquisition Financial Statements or (ii) incurred in the ordinary course of business consistent with past practice since December 31, 2005, in each case, in an amount less than $10,000.

         3.10 Compliance with Laws; Permits.

            (a) Acquisition has not violated in any respect any order, writ, injunction or decree of any governmental authority and Acquisition has complied and is presently in compliance in all material respects with all applicable laws that are material to the conduct of Acquisition's business or ownership of its properties or assets.

            (b) Acquisition and its employees have all licenses, franchises, permits and authorizations of any governmental authority for the lawful conduct of the business of Acquisition as presently conducted, except for such permits or authorizations, the failure to possess would result in a material adverse effect on Acquisition, and such permits are in full force and effect. Schedule 3.10(b) sets forth a true, complete and accurate list of all of the material permits. Neither Acquisition nor any of its employees has received any notice of revocation of or default under any permits.

         3.11 Tax Matters. Acquisition has (x) timely filed (or there has been filed on its behalf) all tax returns required to be filed by it (taking into account valid extensions) and all tax returns are true and correct, (y) paid (or there has been paid on its behalf) in full all taxes required to be paid by it, and (z) established (or there has been established on its behalf) in the Acquisition Financial Statements reserves that are adequate for the payment of any taxes not yet due and payable.

         3.12 No Material Adverse Change.

            (a) Except as set forth on Schedule 3.13(a), since the date of the Acquisition Financial Statements, the business of Acquisition has been conducted in the ordinary course of business.

            (b) Except as set forth on Schedule 3.13(b), since the date of the Acquisition Financial Statements, there has not occurred any event, change or development that has had or could reasonably be expected to have, individually or in the aggregate, a material adverse effect.

         3.13 Brokers and Finders. There are no broker, finder or investment banker fees or commissions owed or to be owed by or on behalf of Acquisition in connection with the transactions contemplated by this Agreement.

         3.14 Books and Records. The books of account, stock record books, minute books and other records of Acquisition, all of which have been made available to Buyer, are complete and correct in all material respects.

         3.15  Shareholders   Approval.   The  Shareholders  has  approved  this
Agreement and the related transactions and no other corporate or Shareholders consent or action is required.

         3.16 No Violation. The execution and delivery by Acquisition and Shareholders of this Agreement and the other agreements and instruments to be executed by Acquisition and/or Shareholders hereunder, do not and will not (i) conflict with or result in a breach of any provision of the Acquisition Charter or the Acquisition Bylaws; (ii) violate, or conflict with, or result in a breach of any provisions of or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or give rise to a right of termination, cancellation, modification or acceleration of the

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

performance required by or a loss of a benefit under, any note, bond, mortgage, indenture, deed of trust, lease, license, permit, franchise, agreement, commitment, contract or other instrument or obligation to which Acquisition or Shareholders is a party or by which their properties are bound or affected;
(iii) violate in any material respect any laws or material order applicable to Acquisition or Shareholders, or by which any of their properties are bound or affected; (iv) constitute a violation of any law, order, judgment or decree to which Acquisition or Shareholders is bound or (v) result in the creation of any lien on any Assets, other than the case of clauses (ii), (iii), (iv) and (v) any such violations, defaults, rights, losses or liens that, individually, or in the aggregate, could not be reasonable expected to have a material adverse effect on Acquisition.

         3.17 Environmental. Acquisition is, and at all times has been, in full compliance with, and has not been and is not in violation of or liable under, any environmental law. Acquisition has no basis to expect, nor has Acquisition or any other person for whose conduct Acquisition is or may be held to be responsible received, any actual or threatened order, notice or other communication from governmental body or private person or entity.

         3.18 Company Shares.

            (a) The Shareholders acknowledges that they can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks in the acquisition of the Company Shares.

            (b) The Shares are being acquired solely for the account of the Shareholders and not with a view to, or for resale in connection with, any distribution in any jurisdiction where such sale or distribution would be precluded.

            (c) Acquisition and the Shareholders understand that the Company Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on Acquisition's and the Shareholder's representations set forth herein. The Shareholders is deemed to be an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

         3.19 Intellectual Property. Acquisition, owns, or possesses adequate licenses or other valid rights to use, all existing patents, trademarks, trade names, service marks, copyrights, trade secrets and applications therefor that are material to its business as currently conducted.

         3.20 Information. None of the information supplies or to be supplied by Acquisition for inclusion to the Company's Form 8-K Current Report or other SEC report will, at the time such report is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                                   ARTICLE IV
                                 INDEMNIFICATION

         4.1 Indemnity of Acquisition and the Shareholders The Company agrees to jointly and severally defend, indemnify and hold harmless Acquisition and the Shareholders from and against, and to reimburse Acquisition and the Shareholders with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by Acquisition by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by the Company or in any document or certificate delivered by the Company pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

         4.2 Indemnity of the Company. Acquisition and Shareholders jointly and severally agree to defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by the Company by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by Acquisition or Shareholders or in any document or certificate delivered by Acquisition or Shareholders pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

         4.3 Indemnification Procedure. A party (an "Indemnified Party") seeking indemnification shall give prompt notice to the other party (the "Indemnifying Party") of any claim for indemnification arising under this Article 4. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party's legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld.

                                   ARTICLE V
                                   DELIVERIES

         5.1 Items to be delivered to Acquisition and the Shareholders prior to or at Closing by the Company.

            (a) certificates representing Company Shares issued in the denominations as set forth opposite the name of the Shareholders as set forth on
Schedule 1.1 on or before the Closing, duly authorized, validly issued, fully paid for and non-assessable;

            (b) all applicable schedules hereto;

            (c)  copies  of  board   resolutions   approving  this  transaction,
authorizing the issuance of the Company Shares and appointing Shareholders to serve as the Company's President effective upon the Closing;

            (d) all financial statements and tax returns in possession of the Company;

            (e) certificate of good standing of the Company; and

            (f) any other document reasonably requested by Acquisition that it deems necessary for the consummation of this Agreement.

         5.2 Items to be delivered to the Company prior to or at Closing by Acquisition.

            (a) Acquisition Charter and Acquisition Bylaws;

            (b) all applicable schedules hereto;

            (c) all minutes and resolutions of board of directors and shareholders meetings of Acquisition;

            (d) original certificates representing the Equity Interests;

            (e) all financial statements and tax returns in possession of Acquisition;

            (f) copies of Acquisition's board of directors and shareholders resolutions approving this Agreement and the Exchange;

            (g) certificate of good standing of Acquisition; and

            (h) any other document reasonably requested by the Company that it deems necessary for the consummation of this transaction.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

         The obligations of the parties under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions any of which may be waived by the parties:

            (a) That each of the representations and warranties of the parties contained herein shall be true and correct at the time of the Closing Date as if such representations and warranties were made at such time.

            (b) That the parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing.

            (c) No material adverse change shall have occurred in the financial, business or trading conditions of the Company or Acquisition from the date hereof up to and including the Closing Date.

                                  ARTICLE VII
                                    COVENANTS

         7.1 General Upon the terms and subject to the conditions hereof, each of the parties hereto shall (i) use all commercially reasonable efforts to take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, proper or advisable under applicable law or otherwise to consummate and make effective the Exchange and this Agreement, (ii) use all reasonable efforts to obtain from third parties any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Acquisition or the Company or any Acquisition subsidiary, in connection with the authorization, execution and delivery of this Agreement and the consummation of the Exchange and the other transactions contemplated by this Agreement and (iii) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the other transactions contemplated by this Agreement that are required under any applicable law.

         7.2 Form 8-K. The Company and Acquisition shall prepare and file with the SEC a Form 8-K Current Report setting forth the terms of this Agreement and information relating to Acquisition as required by SEC regulations.

                                  ARTICLE VIII
                            CONFIDENTIAL INFORMATION

         In connection with the negotiation of this Agreement and the consummation of the transactions contemplated hereby, each party hereto will have access to data and confidential information relating to the other party. Each party hereto shall treat such data and information as confidential, preserve the confidentiality thereof and not duplicate or use such data or information, except in connection with the transactions contemplated hereby, and in the event of the termination of this Agreement for any reason whatsoever, each party hereto shall return to the other all documents, work papers and other material (including all copies thereof) obtained in connection with the transactions contemplated hereby and will use reasonable efforts, including instructing its employees who have had access to such information, to keep confidential and not to use any such data or information; provided, however, that such obligations shall not apply to any data and information (i) which at the time of disclosure, is available publicly, (ii) which, after disclosure, becomes available publicly through no fault of the receiving party, (iii) which the receiving party knew or to which the receiving party had access prior to disclosure by the disclosing party, (iv) which is required by law, regulation or exchange rule, or in connection with legal process, to be disclosed, (v) which is disclosed by a receiving party to its attorneys or accountants, who shall respect the above restrictions, or (vi) which is obtained in connection with any tax matters and is disclosed in connection with the filing of tax returns or claims for refund or in conducting an audit or other proceeding.

                                   ARTICLE IX
                                   TERMINATION

         9.1 Termination. This Agreement may be terminated at any time before or, at Closing, by:

            (a) The mutual agreement of the constituent parties;

            (b) Any party if:

                  (i) Any provision of this Agreement applicable to a party shall be materially untrue or fail to be accomplished;

                  (ii) Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement; or

         9.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 9.1, this Agreement shall become void, there shall be no liability under this Agreement on the part of the Company or Acquisition or any of their respective officers or directors, and all rights and obligations of each party hereto shall cease, except as otherwise provided in this Agreement.

                                   ARTICLE X
                                  MISCELLANEOUS

         10.1 Survival of Representations, Warranties and Agreements. All representations and warranties and statements made by a party to in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date for so long as the applicable statute of limitations shall remain open. Each of the parties hereto is executing and carrying out the provisions of this agreement in reliance upon the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

         10.2 Access to Books and Records. During the course of this transaction through Closing, each party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

         10.3 Further Assurances. If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the merger in accordance with the terms of this agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the parties are fully authorized to take any and all such action.

         10.4 Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

                  If to the Company:

                  MAXIMUM AWARDS, INC.
                  82 Avenue Road, Toronto, Ontario,
                  M5R 2H2
                  Canada.

                  Tel:  416-929-5798
                  Fax: 416-929-4093

                  If to Acquisition:

                  PLAYS ON THE NET PLC
                  27 Old Gloucester Street
                  LONDON
                  WC1N 3XX

                  Tel: + 44 20 7096 8943

                  ANNE'S WORLD LTD. & CURTAIN RISING INC

                  Tel:  416-929-5798

Or such other as Acquisition may notify to the other parties to the Agreement by not less than five (5) Business Day's notice.

         10.5 Entire Agreement. This Agreement, the Schedules and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

         10.6 Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

         10.7 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Nevada applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles and jurisdiction shall be in Nevada.

         10.8   Counterparts.   This  Agreement  may  be  executed  in  multiple
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.9 Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement.

The Disclosure Schedules are hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

         10.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

         10.11 Costs and Expenses. Shareholders and Acquisition shall be responsible for all of their expenses incurred in connection with this Agreement and the transactions in connection herewith. The Company shall be responsible for all of its expenses incurred in connection with this Agreement and the transactions in connection herewith.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.





Maximum Awards Inc.


By /s/ Giuseppe Pino Baldassarre
   -----------------------------



Name: Giuseppe Pino Baldassarre



Title: CEO



Winterman Group Limited


By /s/ Malcolm H. Stockdale
   -----------------------------


Name: Malcolm H. Stockdale

                              DISCLOSURE SCHEDULES

Schedule 3.4(a)
---------------

Miss Emily K. Want - Communications Director - 120,000 CAD per year.

Mr. Nicholas W. Murray - Chief Technical Officer - 80,000 CAD per year.

Mr. Jorge Sariego Sanchez - Senior Software Programmer - 80,000 CAD per year.

Mr. Samuel J. Bramley - Research Analyst - 34,980 CAD per year.

Mr. Sean Tarry - Editor - 42,000 CAD per year.

Mr. Julie Roza - Editor - 42,000 CAD per year.

Mr. Karen Jackson - Editor - 42,000 CAD per year.

Mr. Negar Motamed-Khorasani - Graphic Designer - 42,000 CAD per year.

Mrs. Khadijah Mabayeke - Receptionist - 35,000 CAD per year.